Exhibit 10.2

AMENDMENT

THIS AMENDMENT is entered into with respect to the Amended and Restated Loan and Security Agreement dated as of June 13, 2002 (the “Agreement”) between Silicon Valley Bank and Art Technology Group, Inc.

The parties hereby agree that the third sentence of Section 2.1.2(a) of the Agreement shall be amended and restated, effective as of the date of the Agreement, to read as follows:

“Each Letter of Credit shall have an expiry date no later than 364 days after the Revolving Maturity Date, provided Borrower’s Letter of Credit reimbursement obligation shall be secured by cash on terms reasonably acceptable to Bank on and after the Revolving Maturity Date if the term of this Agreement is not extended by Bank.”

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of October 4, 2002.

BORROWER:

ART TECHNOLOGY GROUP, INC.

By:

Name:

Title:

BANK:

SILICON VALLEY BANK, d/b/a
SILICON VALLEY EAST

By:

Name:

Title:

SILICON VALLEY BANK

By:

Name:

Title:
(Signed in Santa Clara County, California)